Exhibit 10.1

[***] Certain information in this document has been excluded pursuant to Regulation S-K,

Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

FIRST AMENDMENT to THE AMENDED AND RESTATED License Agreement Between THE UNIVERSITY OF TENNESSEE RESEARCH FOUNDATION and ONCTERNAL THERAPEUTICS, INC.

This First Amendment to the Amended and Restated License Agreement Between the University of Tennessee Research Foundation and Oncternal Therapeutics, Inc. (“First Amendment”), effective as of the latest date of signing below, between the University of Tennessee Research Foundation, having an office at 910 Madison Avenue, Suite 827, Memphis TN 38163 (“UTRF”) and Oncternal Therapeutics, Inc., a company organized and existing under the laws of California and having its principal place of business at 12230 El Camino Real, Suite 300 San Diego, CA 92130 (“LICENSEE”), herein after referred to as the “Parties.”

Background

WHEREAS, UTRF and LICENSEE entered into the Amended and Restated License Agreement between University of Tennessee Research Foundation and Oncternal Therapeutics, Inc. (“Agreement”) having an Effective Date of March 9, 2022;

WHEREAS, the Parties desire to amend the Agreement to include additional invention disclosures within Article 1.6 and to update the table of Licensed Patents in Appendix A;

NOW, THEREFORE, the Parties hereto agree as follows:

Article 1
AMENDMENT
1.1
Article 1.6 is amended to read as follows:

1.6 “Invention Disclosure” means the UTRF file numbers:

(a)
[***].
(b)
[***].
(c)
[***].
(d)
[***].
(e)
[***].
(f)
[***].
(g)
[***].
(h)
[***].

(i)
[***].

1.2
Delete Appendix A in the Agreement in its entirety and replace with the Appendix A attached to this First Amendment.
1.3
ALL OTHER PROVISIONS of the Agreement shall remain in full force and effect.
Article 2
Miscellaneous
2.1
This First Amendment is entered into in the State of Tennessee and shall be construed, interpreted and applied in accordance with the laws of the State of Tennessee without giving effect to any conflict of laws provisions thereof.
2.2
The Parties hereto acknowledge that this First Amendment together with the Agreement sets forth the entire understanding and agreement hereto as to the subject matter thereof and supersedes all prior understandings and agreements.
2.3
The provisions of this First Amendment are severable, and in the event that any provision shall be determined to be invalid or unenforceable under any controlling body of the law, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

IN WITNESS WHEREOF, the Parties execute this First Amendment by their duly authorized representatives and acknowledge that they understand and agree to be bound by its terms and conditions.

UNIVERSITY OF TENNESSEE RESEARCH FOUNDATION (“UTRF”) Signature: /s/ Stacey Patterson Name: Stacey Patterson Title: President Date: 8/20/2022	ONCTERNAL THERAPEUTICS, INC. (“LICENSEE”) Signature: /s/ James Breitmeyer Name: James Breitmeyer Title: President & CEO Date: 8/22/2022

APPENDIX A

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